ASSET PURCHASE AGREEMENT

                                  by and among



                     NORTH STAR RESEARCH ACQUISITION CORP.,



                                 IONATRON, INC.,



                        NORTH STAR RESEARCH CORPORATION,

                                       and

                    THE PRINCIPAL STOCKHOLDERS NAMED THEREIN



                               September 16, 2004

                            ASSET PURCHASE AGREEMENT

      ASSET PURCHASE AGREEMENT (the "Agreement"), dated as of September 16, 2004, by and among North Star Research Corporation, a New Mexico corporation having its principal address at Attn: Richard Adler, 9131 Mabry NE, Albuquerque, NM 87109 (the "Seller"), and Richard Adler, Karen Adler, Kathy Richter-Sand and Robert Richter-Sand (collectively, the "Principal Stockholders"), North Star Research Acquisition Corp., a Delaware corporation ("Buyer"), and Ionatron, Inc., a Delaware corporation having an address at 3590 East Columbia, Tucson, AZ 85714 (the "Ionatron").

      WHEREAS, the Seller is engaged in the business of creating and manufacturing a range of high voltage equipment including, without limitation, high power pulse generators, DC electron accelerators, DC ion accelerators, DC power supplies, high voltage probes, high voltage dividers, and pulsed power support equipment (including Thyratron Drivers and Ignitron Drivers), for the aerospace, semiconductor, defense, manufacturing, medical and machine tool industries (collectively, the "Business"); and

      WHEREAS, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, all of the assets and properties of the Seller and the Business, other than certain (i) patents and other intellectual property described in Section 1.2(i) hereof, (ii) intellectual property for Rx (Rapid X-ray) electron beam scanning of X-ray sources and (iii) MeVScan beam scanning technology licensed to American Science and Engineering (collectively, the "Excluded Business");

      NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements, covenants, representations and warranties hereinafter contained, the parties hereto hereby agree as follows:

SECTION 1.        Purchase and Sale of Assets.

      1.1 Purchase of Assets. Simultaneously with the execution and delivery of this Agreement, and subject to the terms and conditions of this Agreement for the consideration set forth herein, the Seller shall sell, assign, transfer and convey to the Buyer, and the Buyer shall purchase, acquire and accept from the Seller, all right, title and interest of the Seller in and to all of the Seller's assets, Business, properties and rights of every nature, kind and description wheresoever located and whether or not reflected on the books and records of Seller (excluding only those assets set forth in Section 1.2 below), including, without limitation, the following (collectively, the "Purchased Assets"):

            (i) all operating equipment (including machinery and tools), furniture, fixtures, leasehold improvements, computer equipment, office equipment, communications equipment, articles of store signage and other tangible personal property which are used or held for use by the Seller in connection with the Business as set forth on SCHEDULE 1.1(I);


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            (ii) all  inventory and  works-in-process  which is used or held for use by Seller in connection with the Business as set forth on SCHEDULE 1.1(II);

            (iii) all contracts, agreements, arrangements or commitments used in connection with the operation of the Business as set forth on SCHEDULE 1.1(III) (collectively, the "Assumed Contracts");

            (iv) all licenses, permits, approvals, certificates, consents, orders or other authorizations issued or granted by any governmental authority, which are owned by Seller or which are used or held for use by Seller in connection with the Business as set forth on SCHEDULE 1.1(IV);

            (v) originals or copies of all books,  records,  files and papers of
Seller which are used or held for use in connection with the Business (or any portions thereof), whether in hard copy or computer format, including books of account, catalogues, mailing lists, customer data bases, telephone numbers, invoices, sales and promotional materials, manuals, sales and purchase correspondence, employment records, gift certificate and credit/return records and documentation declared or used for accounting, marketing and/or manufacturing;

            (vi) all rights of Seller to any computer software programs and the license or other agreements conferring rights related thereto as set forth on
SCHEDULE 1.1(VI);

            (vii) all intellectual property rights and industrial property rights arising under statutory or common law, contract or otherwise, and whether or not perfected, which are owned by Seller or which are used or held for use by Seller in connection with the Business, including without limitation, all (a) patents, reissues and reexamined patents and patent applications, whenever filed and wherever issued, including without limitation, continuations, continuations in part, substitutes and divisions of such applications and all priority rights result from such applications as set forth on SCHEDULE 1.1(VII)(A); (b) rights associated with works of authorship including, but not limited to, copyrights, moral rights, copyright applications and copyright registrations as set forth on
SCHEDULE 1.1(VII)(B); (c) rights relating to the protection of trade secrets and confidential information as set forth on SCHEDULE 1.1(VII)(C); (d) rights in trademarks, service marks, trade names, logos, symbols, sounds, musical compositions, images, audio-visual works and the like as set forth on SCHEDULE 1.1(VII)(D); (e) rights analogous to those set forth in this paragraph (vii) and any and all other proprietary rights relating to intangible property as set forth on SCHEDULE 1.1(VII)(E); and (f) divisions, continuations, renewals, reissues and extensions of the foregoing (as and to the extent applicable) now existing, hereafter filed, issued or acquired;


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

            (viii) 50% of all of Seller's accounts receivable from Upton Taiwan (the "Upton Taiwan Receivables");

            (ix) all cash deposits, certificates of deposit, money market accounts, accounts receivable (other than the Upton Taiwan Receivables) and all other funds held by or on behalf of Seller, including, without limitation, (i) Seller's warranty reserve in the amount of $40,000 (the "Warranty Reserve") and
(ii) Seller's Retained Earnings (as hereinafter defined) in excess of $303,000 (the "Acquired Retained Earnings"), as set forth on SCHEDULE 1.1(IX);

            (x) all of the Seller's intellectual property rights, title and interest in and to the trade name, trademark and service mark "North Star Research" and any derivatives thereof (other than the name "North Star High Voltage"), whether or not registered; and

            (xi) all other assets, whether tangible or intangible, real or personal, owned by Seller.

      1.2 Excluded Assets. Notwithstanding anything to the contrary contained herein, specifically excluded from the Purchased Assets are the right, title and interest of the Seller in or to any of following properties, assets and rights relating to the Excluded Business (collectively, the "Excluded Assets"):

            (i) all patents or other intellectual property set forth on SCHEDULE 1.2(I);

            (ii) all intellectual property for Rx (Rapid X-ray) electron beam scanning of X-ray sources, including, but not limited to, (x) techniques for scanning linac beams and techniques for laminography image manipulation and (y) all designs created under "project 45"by the Seller (funded by the British Government, AnnisTech, North Star, and L3);

            (iii) MeVScan beam scanning technology which has been licensed to American Science and Engineering as described in US Patent # 6,009,146 "MeVScan transmission x-ray and x-ray system utilizing a stationary collimator method and apparatus";

            (iv) license agreement between North Star Research Corporation and AnnisTech, Inc. for U.S. Patent No. 5,124,658;

            (v) all technology licensed to L3 Communications as set forth in the Joint Development Agreement dated October 5, 2002 and also set forth in the Subcontract Agreement dated May 17, 2004;

            (vi) subject to the provisions of Section 1.5 hereof, Seller's Retained Earnings as of the Closing Date (as hereinafter defined) in an amount of cash or accounts receivable or any combination thereof up to and not to exceed $303,000, as set forth on SCHEDULE 1.2(VI);


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

            (vii) the balance of the Upton Taiwan Receivables not included among the Purchase Assets pursuant to Section 1.1(viii) above;

            (viii) all other contracts and assets set forth on SCHEDULE 1.2(VIII); and

            (ix) High Voltage Probe/Driver intellectual property and business including know-how, sketches, drawings, engineering calculations and all other information required for the manufacture of high voltage probes, thyratron drivers, and ignitron drivers.

      For purposes of this Agreement, "Retained Earnings" shall mean Seller's cash on hand and accounts receivable (other than the Upton Taiwan Receivables) less Seller's accounts payable, project liabilities, warranty liabilities and all other liabilities.

      1.3 Assumed Liabilities. Simultaneously with the execution of this Agreement and subject to the terms and conditions set forth herein, the Buyer shall assume and agree to pay, honor and discharge when due only (i) Seller's liabilities under the Assumed Contracts arising or accruing on and after the date hereof and (ii) liabilities for warranty claims made against the Purchased Assets in an amount not to exceed $75,000 (the "Warranty Cap") (collectively, the "Assumed Liabilities").

      1.4 Excluded Liabilities. Seller shall remain liable and solely responsible for all liabilities and obligations of any kind whatsoever of the Seller, other than the Assumed Liabilities, including, without limitation, liabilities for warranty claims made against the Purchased Assets in an amount in excess of the Warranty Cap (collectively, the "Excluded Liabilities").

      1.5 Warranty Reserve. In order to partially secure the Seller's and the Principal Stockholders' obligations under Section 6.12 hereof, at the Closing the Seller shall assign to the Buyer, out of the Excluded Assets, an amount of accounts receivable having a value of $8,000 (the "Warranty Reserve Cushion"). In the event that any of the accounts receivables comprising the Warranty Reserve are not collected by Buyer in accordance with their terms, Buyer may retain an amount of the Warranty Reserve Cushion (including any cash received by Buyer upon collection thereof) equal to the lesser of (i) the amount of such uncollected accounts receivable or (ii) $8,000. The balance of the Warranty Reserve Cushion (including any cash received by Buyer upon collection thereof), if any, shall be refunded by Buyer to the Seller when and to the extent that the accounts receivable comprising the Warranty Reserve are collected by the Buyer.

SECTION 2. Purchase Price.

      2.1 Purchase Price. In consideration of the sale, transfer, conveyance and delivery of the Purchased Assets, and in reliance upon the representations and warranties made by Seller herein, Buyer shall, in full payment therefore, (i) pay to Seller the sum of $700,000 in immediately available funds (the "Cash Consideration") and (ii) cause Ionatron to issue to Seller or its designees such number of "restricted" shares of its common stock ("Ionatron Common Stock") having an aggregate Market Value (as defined below) of $1,700,000 (the "Stock Consideration") and (iii) assume the Assumed Liabilities. For purposes hereof, "Market Value" of a share of Ionatron Common Stock means the average closing sale price for Ionatron Common Stock on the over-the-counter bulletin board ("OTC") for the three (3) consecutive Trading Days (as defined below) immediately preceding the third (3rd) day preceding the date hereof. "Trading Days" means a day on which Ionatron Common Stock is traded on the OTC.


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

SECTION 3.        Closing.

      3.1 Deliveries of Seller. Simultaneously with the execution and delivery of this Agreement, the Seller shall deliver or cause to be delivered, to the Buyer against delivery of the items specified in Section 3.2:

            (a) all documents, certificates and agreements necessary to transfer to the Buyer good and marketable title to the Purchased Assets, free and clear of any and all liens, security interest, mortgages and other encumbrances of any nature whatsoever (collectively, "Liens"), including bills of sale, assignments and general conveyances, in form and substance reasonably satisfactory to Buyer;

            (b) copies of resolutions adopted by Seller's Board of Directors and stockholders authorizing Seller to execute and deliver this Agreement and the other documents contemplated hereby to which Seller is a party and to perform its obligations hereunder and thereunder, duly certified by the Secretary of the Seller;

            (c) a certificate of the Secretary of the Seller certifying as to the incumbency and specimen signatures of the officers of the Seller executing this Agreement and the other documents contemplated hereby to which Seller is a party on behalf of the Seller;

            (d) all third party consents required by Seller to consummate the transactions contemplated hereby, if any;

            (e) an opinion of counsel to the Seller, reasonably satisfactory to Buyer and its counsel;

            (f) a counterpart signature to the Manufacturing Agreement (as defined in Section 6.3), duly executed by North Star High Voltage; and

            (g) such other documents as may be required by this Agreement and as Buyer or its counsel may reasonably require in order to document and carry out the transactions contemplated by this Agreement.


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

      3.2 Deliveries of Buyer. Simultaneously with the execution and delivery of this Agreement or promptly following the Closing, the Buyer shall deliver or cause to be delivered, to the Seller against delivery of the items specified in
Section 3.1;

            (a) the Cash Consideration;

            (b) certificate(s) representing the Stock Consideration issued in accordance with SCHEDULE 3.2(B); (c) instruments of assumption and such other documents as the Seller shall prepare and may reasonably request in order to evidence the Buyer's assumption of the Assumed Liabilities;

            (d) copies of resolutions adopted by the each of Buyer's and Ionatron's respective Board of Directors authorizing the Buyer and Ionatron to execute and deliver this Agreement and the other documents contemplated hereby to which they are a party and to perform their respective obligations hereunder and thereunder, duly certified by the Secretary of each of the Buyer and Ionatron;

            (e) a certificate of the Secretary of the Buyer and Ionatron certifying as to the incumbency and specimen signatures of the respective officers of the Buyer and Ionatron executing this Agreement and the other documents contemplated hereby to which they are a party on behalf of the Buyer and Ionatron;

            (f) all third party consents required by Buyer or Ionatron to consummate the transactions contemplated hereby, if any;

            (g) a counterpart signature to the Manufacturing Agreement, duly executed by Buyer; and

            (h) such other documents as may be required by this Agreement and as Seller or its counsel may reasonably require in order to document and carry out the transactions contemplated by this Agreement.

SECTION 4. Representations and Warranties of the Seller and the Principal Stockholders.

      The Seller and the Principal Stockholders, jointly and severally, hereby represent and warrant to the Buyer and Ionatron as follows:

      4.1 Corporate Organization and Good Standing of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico and is qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its Business makes such qualification necessary for it to conduct its Business as currently conducted. True and complete copies of the Certificate of Incorporation and Bylaws of Seller, as in effect to date, have heretofore been furnished to Buyer.


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      4.2 Necessary Authority.  (a) The Seller has all requisite corporate power and authority to enter into, deliver and perform this Agreement and the other documents contemplated hereby to be executed by the Seller and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such other documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Seller. This Agreement, and
each  other  document  to  be  executed  and  delivered  by  Seller   hereunder,
constitutes the Seller's valid and legally binding obligation, enforceable against the Seller in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies.

      (b) Each of the Principal Stockholders has the right, power, legal capacity and authority to enter into and perform his obligations under this Agreement and each other document to be executed and delivered by the Principal Stockholders hereunder. This Agreement and each other document to be executed by the Principal Stockholders hereunder has been duly and validly executed by the Principal Stockholders, and this Agreement and each such other document constitutes the Principal Stockholders' valid and legally binding obligation, enforceable against the Buyer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies.

      4.3 No Conflicts. Except as set forth on SCHEDULE 4.3, the execution, delivery and performance of this Agreement by the Seller and the Principal Stockholders and each other document contemplated hereby to which he, she or it is a party, and the Seller's and the Principal Stockholders' consummation of the transactions contemplated hereby and thereby, do not and will not (i) require the consent, approval, authorization, order, filing, registration or qualification of or notice or payment to any third party or any federal, state, local or foreign governmental authority, agency, body, commission, branch, department, instrumentality or court (a "Governmental Authority") that has not been obtained, (ii) conflict with or result in any violation of or default under any provision of the Certificate of Incorporation or Bylaws of the Seller or of any mortgage, indenture, lease, contract or other agreement, instrument, permit, concession or grant to which the Seller is a party or by which it or its properties are bound, (iii) violate any law, ordinance, rule, regulation, judgment, order or decree applicable to the Seller or (iv) result in the creation or imposition of any Lien any of the Purchased Assets.

      4.4 Title to Purchased Assets. The Purchased Assets comprise all of the properties and assets used and/or owned by Seller in connection with the Business (other than the Excluded Business). The Seller has good, valid and marketable title to all of the Purchased Assets. To the extent Seller does not own any of the Purchased Assets, Seller has a valid leasehold interest in or license to use such Purchased Assets. The sale and delivery of the Purchased Assets to the Buyer pursuant to this Agreement shall vest in the Buyer good and marketable title thereto, free and clear of all Liens.


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      4.5 Legal  Proceedings.  Except as set forth in SCHEDULE 4.5, there are no claims, suits or actions, or administrative, arbitration or other proceedings or governmental investigations, pending or threatened, against or relating to Seller or which could reasonably be expected to have an adverse effect on the transactions contemplated hereby. Except as set forth on SCHEDULE 4.5, there are no judgments, orders, stipulations, injunctions, decrees or awards in effect which relate to Seller, this Agreement, the transactions contemplated hereby, the Business or any of the Purchased Assets, the effect of which is (a) to limit, restrict, regulate, enjoin or prohibit any business practice of Seller in any area, or the acquisition by Buyer of any of the Purchased Assets, or (b)
otherwise adverse to the Business or any of the Purchased Assets. To the Seller's and the Principal Stockholders' knowledge, no basis exists for the commencement of any claims, suits or actions, or administrative, arbitration or other proceedings or governmental investigations against Seller, the Business or
any  of  the  Purchased  Assets.  For  purposes  of  this  Agreement,   Seller's
"knowledge" shall be the knowledge of each of (i) the current directors of Seller or (ii) the current officers of Seller, in each case after reasonable inquiry by such person of the currently employed Seller personnel with senior executive or managerial responsibility for the matter in question.

      4.6 Financial Statements. SCHEDULE 4.6 contains the financial statements and notes thereto of Seller (including balance sheets and related statements of income, retained earnings and cash flows) at and for the two (2) most recent fiscal years ended December 31, 2003. SCHEDULE 4.6 also sets forth the Seller's financial statements (including unaudited balance sheets and the related statements of income, retained earnings and cash flows) at and for the period ended September 3, 2004 (the "Balance Sheet"). The foregoing financial statements of the Seller are hereinafter collectively referred to as the "Financial Statements". The Financial Statements are true and correct, and fairly present the financial position of the Seller as at such dates and the results of its operations and the changes in its retained earnings and its financial position for the periods then ended in accordance with GAAP consistently applied throughout the periods indicated (except, with respect to the Balance Sheet, for any absence of notes and the absence of normal year-end adjustments). The Financial Statements do not contain any material misstatements or omissions regarding the Business, assets, or condition (financial or otherwise) of Seller. The books and records of Seller are complete and correct in all material respects, have been maintained in accordance with good business practices, and accurately reflect the basis for the financial condition, results of operations and cash flow of Seller as set forth in the Financial Statements.

      4.7 Absence of Undisclosed Liabilities. The Seller has no liabilities or obligations of any nature whatsoever, whether accrued, matured, unmatured, absolute, contingent, direct or indirect or otherwise, except (a) liabilities reflected or reserved against in the Balance Sheet, (b) liabilities incurred in the ordinary course of business since the date of the Balance Sheet or (c) liabilities described in SCHEDULE 4.7.

      4.8 Absence of Changes. Since December 31, 2003 and except as set forth in
SCHEDULE 4.8, there have not been (a) any adverse changes (other than as is normal in the ordinary course of business) in the condition (financial or otherwise) of the assets liabilities, business, prospects, results of operations or cash flows of Seller (including, without limitation, any such adverse change resulting from damage, destruction or other casualty loss, whether or not covered by insurance), (b) any waivers by the Seller of any right, or cancellations of any debt or claim, of substantial value, (c) any declarations,


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

set asides or payments of any dividend or other distributions or payments in respect of the Seller's capital stock, (d) any changes in the accounting principles or methods which are utilized by the Seller, (e) any amounts borrowed or any liabilities (absolute or contingent) incurred by Seller, other than in the ordinary course of business, (f) any Liens discharged or satisfied or any obligations or liabilities (absolute or contingent) paid by the Seller, other than in the ordinary course of business, (g) any assets, either tangible or intangible, of Seller mortgaged, pledged or subjected to a Lien, other than in the ordinary course of business consistent with past practices, (h) any tangible assets of Seller sold, assigned or transferred, other than the sale of inventory in the ordinary course of business, (i) any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets of Seller sold, assigned or transferred, (j) any losses of property of Seller, (k) any expenditures by Seller of any material amount, or any bonuses or extraordinary salary increases, or (l) any amendments or terminations of any Assumed Contract.

      4.9 Tax Matters.

            (a) (i) Seller has properly and timely filed all Tax Returns required to be filed by it, all of which were accurately prepared and completed in full compliance with all applicable laws; (ii) Seller has paid all Taxes required to be paid by it (whether or not shown on a Tax Return) or accrued such Taxes on the Financial Statements; (iii) no audit of Seller by any governmental taxing authority has ever been conducted, is currently pending or, to the best of Seller's and Principal Stockholders' knowledge, is threatened; (iv) no notice of any proposed Tax audit, or of any Tax deficiency or adjustment, has been received by Seller, and there is no reasonable basis for any Tax deficiency or adjustment to be assessed against Seller; (v) there are no agreements or waivers currently in effect that provide for an extension of time for the assessment of any Tax against Seller, (vi) since the date of the Financial Statements, Seller has not incurred any liabilities for Taxes except in the ordinary course of business consistent with past practices; and (vii) no proceeding is pending or, to the best of Seller's and Principal Stockholders' knowledge, has been threatened, and no claim has been or, to the best of Seller's and Principal Stockholders' knowledge, is likely to be asserted, against or with respect to Seller in respect of any Tax (including from jurisdictions that Seller does not file Tax Returns).

            (b) Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Person for all periods for which the statutory period of limitations for the assessment of such Tax has not yet expired and all IRS Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

            (c) SCHEDULE 4.9 contains an accurate and complete list of all Tax Returns with respect to the Seller's last five fiscal years. Accurate and complete copies of all federal, state, local and foreign income, sales and use Tax Returns filed by Seller with respect to its last five fiscal years are attached to SCHEDULE 4.9.

      4.10 No Violation of Law. Seller is not engaging in any activity or omitting to take any action as a result of which it is in violation of any law, rule, regulation, zoning or other ordinance, statute, order, injunction or decree, or any other requirement of any court or Governmental Authority applicable to Seller, the Business or any of the Purchased Assets, including, but not limited to, those relating to: occupational safety and health matters; issues of environmental and ecological protection (e.g., the use, storage, handling, transport or disposal of pollutants, contaminants or hazardous or toxic materials or wastes, and the exposure of persons thereto); business practices and operations; labor practices; employee benefits; and zoning and other land use laws and regulations. To the Seller's and the Principal Stockholders' knowledge, neither Seller nor any of its stockholders, officers, directors, employees, agents or representatives has made, directly or indirectly, with respect to the Seller, the Purchased Assets or the Business, any illegal political contributions or payments from corporate funds, that were falsely recorded on the books and records of Seller, payments from corporate funds to governmental officials in their individual capacities for the purpose of affecting their action or the action of the government they represent to obtain special concessions, illegal payments from corporate funds to obtain or retain business or payments from corporate funds to third parties in their individual capacities for the purpose of affecting their action or the action of the persons or entities that they represent to obtain special concessions.

      4.11 Contracts. SCHEDULE 4.11 sets forth a true and correct list of all contracts, commitments, obligations and understandings to which the Seller or the Purchased Assets is bound or subject (collectively, "Contracts"). True and correct copies of all such written Contracts have been delivered to Buyer and
SCHEDULE 4.11 includes a complete and accurate description of all material oral Contracts. All of the Contracts set forth on SCHEDULE 4.11 and referred to in this Agreement or in the other Schedules hereto are in full force and effect; Seller is not in default under any of them nor is any other party to any such Contract in default thereunder, nor is there any condition or basis for any claim of a default by any party thereto or event that, with notice, lapse of time or both, would constitute a default thereunder; and Seller has paid in full or accrued all amounts due thereunder for periods on or prior to the date hereof (whether or not currently payable) and has satisfied in full or provided in full for all of its liabilities and obligations thereunder for periods on or prior to the date hereof. Except as disclosed in SCHEDULE 4.11, all rights of Seller under the Assumed Contracts extending beyond the date hereof are assignable to Buyer and upon assignment shall continue unimpaired and unchanged in Buyer on and after the date hereof without (a) the consent (except for any consent(s) which have been obtained before the date hereof) of any Person or (b) the payment of any penalty, the incurrence of any additional obligation or the change of any term.

      4.12 Government Contracts.

            (a) With respect to any Government Contract or Government Bid (as such terms are defined below) (i) Seller has complied in all material respects with all material terms and conditions of each Government Contract or Government Bid; (ii) Seller has complied with all material requirements of all applicable laws, regulations, written directives, or agreements pertaining to each Government Contract or Government Bid and to Seller's performance on its Government Contracts; and (iii) all material representations and certifications executed, acknowledged or set forth in, or pertaining to each Government Contract or Government Bid were, when given, and to the extent any such representation or certification pertains to future events which have yet to occur are presently complete, correct in all material respects, and Seller has complied with all such representations and certifications.

            (b) As of the date of this Agreement, Seller has not received from a party to a Government Contract any written show-cause notice, stop work order, cure notice, notice of termination, or termination concerning a Government Contract.

            (c) Seller has not received a written negative determination of responsibility concerning a Government Bid.

            (d) Neither the Seller nor either of the Principal  Stockholders has any knowledge of a request within three years prior to the date hereof by any Government Authority for a contract price adjustment including, without limitation, based upon (i) a claim by any Government Authority of defective pricing or (ii) any cost incurred by Seller that has been questioned, challenged or disallowed or has been the subject of any investigation, and no money due to Seller has been (or has been attempted to be) withheld or set off with respect to any Government Contract, which contract price adjustment, withheld or set off amount is reasonably expected to have a material adverse effect on the business or financial condition of the Seller.

            (e) To Seller's and Principal Stockholders' knowledge, neither Seller nor or any of its directors, officers, employees, consultants or agents is (or for the last three years has been) under administrative, civil or criminal investigation, indictment or information or equivalent official government charge or allegation by any Government Authority with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or Government Bid. Seller has not conducted or initiated any internal investigation or made a voluntary disclosure to the U.S. Government with respect to any alleged irregularity, misstatement, omission or other matter in connection with any Government Contract and/or Government Bid. To Seller's and Principal Stockholders' knowledge, there is no irregularity, misstatement or omission or other matter arising under or relating to any Government Contract or Government Bid that has led or could reasonably be expected to lead, either before or after the Closing (as hereinafter defined), to a material adverse effect on the business or financial condition of the Seller.

            (f) There exist (i) no outstanding claims or requests for equitable adjustment or other contractual action for relief against Seller, either by a Government Authority or by any prime contractor, subcontractor, vendor or other Person, arising or relating to any Government Contract or Government Bid, and
(ii) no disputes between Seller and the U.S. Government under the Contract Disputes Act of 1978, as amended (the "Contract Disputes Act") or between Seller and any prime contractor, subcontractor, vendor or other person arising under or relating to any Government Contract or Government Bid. To Seller's and Principal Stockholders' knowledge, Seller has no knowledge of any fact(s) which constitute the basis for and could reasonably be expected to result in a claim or dispute under clause (i) or (ii) of the immediately preceding sentence. Seller has no interest in any pending or potential material claim under the Contract Disputes Act against the U.S. Government or any prime contractor, subcontractor or vendor arising under or relating to any Government Contract or Government Bid.

            (g) To Seller's and Principal Stockholders' knowledge, neither Seller nor any of its directors, officers, employees, consultants or agents, is (or for the last three years has been) suspended or debarred or proposed to be suspended or debarred or declared ineligible from doing business with any Government Authority or is the subject of a finding of nonresponsibility or ineligibility for contracting with any Government Authority. To Seller's and Principal Stockholders' knowledge, no facts or circumstances exist that would warrant or could reasonably lead to the institution of suspension or debarment proceedings or the finding of nonresponsibility or ineligibility on the part of Seller or any such director, officer, employee, consultant or agent.

            (h) To Seller's and Principal Stockholders' knowledge, the cost accounting systems with respect to Government Contracts of Seller are in compliance in all material respects with all applicable laws.

            (i) To Seller's and Principal Stockholders' knowledge, it has engaged in no conduct that could lead to the imposition of Liability relating to mischarging, fraud, false claims, false certifications, and the Foreign Corrupt Practices Act.

            (j) To Seller's and Principal Stockholders' knowledge, Seller has fully complied in all material respects with all of its obligations under Government Contracts relating to any government furnished property or similar property or equipment owned by the United States or any contractor.

            (k) To Seller's and Principal Stockholders' knowledge, Seller is not in violation of (i) any laws, directives, or regulations relating to security clearances of the protection of classified information; (ii) its security agreements relating thereto; or (iii) any laws, directives, or regulations relating to export controls.

            (l) For the purposes of this Agreement, (i) the term "Government Bid" shall mean any written quotations, bids or proposals that, if accepted, would bind any Person to perform the resultant Government Contract to furnish products or services to (A) any Government Authority, (B) any prime contractor of any Government Authority, or (C) any subcontractor, at any tier level, to any contract described in clauses (A) or (B) above and (ii) the term "Government Contract" shall mean a written, mutually binding legal relationship with (A) any Government Authority, (B) any prime contractor of any Government Authority, or
(C) any  subcontractor,  at any tier level, to any contract described in clauses
(A) or (B) above which obligates any Person to furnish products or services to a Government Authority, to which Seller is a party on or as of the Closing Date.

            (m) SCHEDULE 4.12(M) sets forth a list and description of each final audit, inspection or investigation, or in the absence thereof, a draft thereof, received by Seller since January 1, 1998 and performed by or for any prime or higher-tiered contractor or subcontractor, or Government Authority, including the Defense Contract Audit Agency, the Defense Contract Management Command, the Defense Contract Administration Service Management Area, the Defense Criminal Investigative Service, any government agencies under the supervision of the Secretary of Defense, any investigative agency, the Defense Security Service, any Inspector General, the Department of Justice, the Department of State, or the General Accounting Office (other than routine audits by resident auditors, none of which is material to the business of Seller). SCHEDULE 4.12(M) also briefly describes the current status of such matters.

            (n) SCHEDULE 4.12(N) sets forth a list and description of each settlement agreement concerning Government Contracts between Seller and the U.S. Government which currently has or is expected to have a binding effect on Seller after the date hereof, and under which Seller has material unperformed obligations with respect thereto.

      4.13 Accounts Receivable. All accounts receivable reflected on the Financial Statements, to the extent uncollected on the date hereof, and all accounts receivable arising subsequent to the date of the latest Financial Statement and on or prior to the date hereof (other than the Upton Taiwan Receivables), have arisen in the ordinary course of business, represent valid obligations to Seller and will be collected promptly when due in the full aggregate face amount thereof. A true, correct and complete list of all accounts receivable outstanding on the date hereof is attached as SCHEDULE 4.13. Except as disclosed in SCHEDULE 4.13, there are no refunds, discounts or other adjustments payable in respect of any of the accounts receivable (other than the Upton Taiwan Receivables) or any defenses, rights of setoff, assignments, restrictions or encumbrances enforceable by third parties on or affecting any of Seller's accounts receivable (other than the Upton Taiwan Receivables), nor has any third party claimed any of the foregoing. The amount carried for doubtful accounts and allowances disclosed in the Financial Statements is as of the date of this Agreement sufficient to provide for any losses which may be sustained on realization of the accounts receivable shown in the Financial Statements. Anything contained in this Agreement to the contrary notwithstanding, the Seller makes no representations or warranties hereunder with respect to the amount, validity or collectability of the Upton Taiwan Receivables.

      4.14 Inventory. Except as set forth in SCHEDULE 4.14, all of Seller's Inventory consists of items of quality and quantity useable or saleable in the ordinary course of business, and no item of such Inventory is obsolete, below standard quality or slow-moving.

      4.15 Intangibles/Inventions. SCHEDULE 4.15 identifies (by a summary description) the Intangibles (as defined below), the ownership thereof and, if applicable, Seller's authority for use of the same, which Schedule is complete and correct in all material respects and encompasses: (A) all United States and foreign patents, trademarks and trade name registrations, trademarks and trade names, brandmarks and brand name registrations, servicemarks and servicemark registrations, assumed names and copyrights and copyright registrations, owned in whole or in part or used by Seller, and all applications therefor (collectively, the "Marks"), (B) all domain names, fictitious and d.b.a. names, proprietary 800 and 888 prefix phone numbers, Internet URLs and other similar identifiers and proprietary rights owned or used by Seller (collectively, the "Proprietary Identifiers"), (C) all inventions, discoveries, improvements, processes, formulae, technology, know-how, processes and other intellectual property, proprietary rights and trade secrets relating to the Business (collectively, the "Inventions"), and (D) all licenses and other agreements to which Seller is a party or otherwise bound which relate to any of the Intangibles or the Inventions or Seller's use thereof in connection with the Business (collectively, the "Licenses", and together with the Marks, Proprietary Identifiers and the Inventions, the "Intangibles"). Seller is not in breach or violation of, and to Seller's and the Principal Stockholders' knowledge, no other party thereto is in breach or violation of, any of the terms of any of the aforesaid licenses and/or agreements. Except as disclosed on SCHEDULE 4.15, (1) Seller owns or is authorized to use in connection with the Business all of the Intangibles; (2) no proceedings have been instituted, are pending or threatened, which challenge the rights of Seller with respect to the Intangibles or its use thereof in connection with the Business and/or the Purchased Assets or the validity thereof, and there is no valid basis for any such proceedings with respect to Intangibles owned by Seller, and there is no valid basis for any such proceedings with respect to Intangibles used by Seller pursuant to a License;
(3) neither Seller's ownership of the Intangibles owned or purported to be owned by it nor the use of such Intangibles in connection with the Business and/or the Purchased Assets violates any laws, statutes, ordinances or regulations, or has at any time infringed upon or violated any rights of others, or, to Seller's and the Principal Stockholders' knowledge, is being infringed by others; (4) none of the Intangibles, or Seller's use thereof in connection with the Business and/or the Purchased Assets, is subject to any outstanding order, decree, judgment, stipulation or any Lien and (5) Seller has not granted any license to any third party with regard to its Intangibles.

      4.16 Systems and Software. Seller owns or has the right to use pursuant to lease, license, sublicense, agreement or permission all computer hardware, software and information systems necessary for the operation of the Business as currently operated (collectively, "Systems"). Each System owned or used by Seller immediately prior to the Closing Date shall be owned or available for use by Buyer on substantially identical terms and conditions immediately subsequent to the Closing Date. With respect to each System owned by a third party and used by Seller pursuant to lease, license, sublicense, agreement or permission, each of which is set forth on SCHEDULE 4.16: (a) the lease, license, sublicense, agreement or permission covering the System is legal, valid, binding, enforceable, and in full force and effect; (b) the lease, license, sublicense, agreement or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms immediately following the date hereof; (c) Seller is not, and to Seller's and the Principal Stockholders' knowledge, no other party to any such lease, license, sublicense, agreement or permission is, in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default which would permit termination, modification or acceleration thereunder by the other party thereto;
(d) no party to any such lease, license, sublicense, agreement or permission has repudiated any provision thereof; (e) the Seller has not granted any sublicense, sublease or similar right with respect to any such lease, license, sublicense, agreement or permission; and (f) Seller's use and continued use of such Systems owned by them does not and will not, and Seller's use and continued use of such Systems used by them pursuant to lease, license, sublicense, agreement or permission does not and will not, interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any intellectual property rights of third parties as a result of the continued operation of the Business (other than the Excluded Business) by Buyer after the date hereof.

      4.17 Governmental Approvals; Consents.

            (a) Seller currently holds all governmental and administrative consents, permits, appointments, approvals, licenses, certificates and franchises which are necessary for the operation of the Business and the Purchased Assets, all of which are in full force and effect and will remain in full force and effect immediately following the consummation of the transactions contemplated by this Agreement without the payment of any penalty or the incurrence of any additional debt, liability or obligation of any nature whatsoever or the change of any term. SCHEDULE 4.17 is a complete and correct list of all such governmental and administrative consents, permits, appointments, approvals, licenses, certificates and franchises. No material violations of the terms thereof have heretofore occurred within the past three years or exist as of the date of this Agreement.

            (b) All consents, waivers, approvals, licenses and authorizations by third parties and Governmental Authorities set forth on SCHEDULES 4.3 and 4.12 or otherwise required as a precondition to the performance by Seller and the Principal Stockholders of their respective obligations hereunder and under any agreement delivered pursuant hereto have been duly obtained and are in full force and effect.

      4.18 Products and Services. Except as set forth in SCHEDULE 4.18, there are no statements, citations or decisions by any Governmental Authority stating that any of the Seller's products or services are defective or unsafe or fail to meet any standards promulgated by any such Governmental Authority. Except as set forth on SCHEDULE 4.18, there have been no recalls ordered by any Governmental Authority with respect to any of the Seller's products or services. Except as set forth on SCHEDULE 4.18, the Seller has not received any written complaints of any injury or harm to any person relating to its products or services and there is no (i) fact relating to any of such products or services that may impose upon the Seller a duty to recall any of such products or services or a duty to warn any third party of a defect in any of such products or services,
(ii) latent or overt design, manufacturing or other defect in any of such products or services or (iii) liability for warranty claims with respect to any of such products or services not fully reflected on the Financial Statements.

      4.19 Warranty Claims. The amount of Losses (as defined in Section 7.1 hereof) which may be sustained by Buyer after the Closing Date on account of warranty or similar claims accruing prior to the Closing Date and made against, or with respect to, the Purchased Assets will not exceed the Warranty Cap.

      4.20 Employee Arrangements.

            (a)  SCHEDULE  4.20 is a  complete  and  correct  list  and  summary description of all (i) union, collective bargaining, employment, management, termination and consulting agreements to which Seller is a party or otherwise bound, and (ii) compensation plans and arrangements; bonus and incentive plans and arrangements; deferred compensation plans and arrangements; pension and retirement plans and arrangements; profit-sharing and thrift plans and arrangements; stock purchase and stock option plans and arrangements; hospitalization and other life, health or disability insurance or reimbursement programs; holiday, sick leave, severance, vacation, tuition reimbursement, personal loan and product purchase discount policies and arrangements; and other plans or arrangements providing for benefits for employees of Seller. Said Schedule also lists the names and compensation of all employees of Seller as of the date hereof and (i) their bonuses and other incentive compensation for the last two full fiscal years of Seller, (ii) their last compensation changes and the dates on which such changes were made, (iii) any license or permit held by them that relates to or is used in connection with any of the Business and (iv) any outstanding loans or advances made to them. As of the date hereof, Seller has not received any notice of termination from any of such persons, nor to Seller's or the Principal Stockholders' knowledge, does any such employee intend to terminate his or her employment.

            (b) Seller is not transferring to Buyer any "employee pension benefit plan", as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA "), or any "welfare benefit plan" as such term is defined in Section 3(1) of ERISA.

      4.21 Broker and Intermediaries. Except for fees and expenses in the amount of $25,000 payable by the Seller to Houston Financial Consulting, Inc., which fees and expenses shall be paid by the Seller at the Closing, the Seller has not employed any broker, finder, agent, advisor or intermediary in connection with the transactions contemplated by this Agreement, which would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon consummation thereof, for which the Buyer may be liable.

      4.22 Investment Intent. Seller represents and warrants to Buyer and Ionatron that:

            (a) It understands that the shares of Ionatron Common Stock are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and that the shares have not been registered under the Securities Act or any other applicable state securities laws ("Other Securities Laws"), and may not be sold, transferred or otherwise disposed of, except if an effective registration statement is then in effect or pursuant to an exemption from registration under said Act and that Ionatron is under no obligation to register the shares of Ionatron Common Stock under the Securities Act or Other Securities Laws (except as provided in this Agreement), and that Ionatron is not obligated to take any other action in order to make compliance with an exemption from the registration provisions of the Securities Act or Other Securities Laws available.

            (b) It understands that the certificates representing the shares of Ionatron Common Stock will bear a restrictive legend thereon substantially as follows:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY OTHER SECURITIES LAWS."

            (c) It is able to bear the economic risk of an investment in the shares of Ionatron Common Stock, including, without limiting the generality of the foregoing, the risk of losing part or all of its investment in the shares of Ionatron Common Stock and its possible inability to sell or transfer the shares of Ionatron Common Stock for an indefinite period of time.

            (d) It is acquiring the shares of Ionatron Common Stock for its own account and for the purpose of investment and not with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or any Other Securities Laws, in violation of the Securities Act or any applicable Other Securities Laws.

            (e) It acknowledges that Ionatron has relied on the  representations
contained   herein  and  that  the  statutory   basis  for  exemption  from  the
requirements of Section 5 of the Securities Act may not be present if, notwithstanding such representations, it is acquiring the shares of Ionatron Common Stock for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

      4.23 Retained Earnings. SCHEDULE 4.23 sets forth a true and correct calculation of the Seller's Retained Earnings as of the Closing Date. SCHEDULE
4.23 also contains a true and correct update of the balance sheet and related statements of income, retained earnings and cash flows set forth in the Financial Statements as of the Closing Date, calculated in accordance with GAAP consistently applied throughout the periods indicated (except, with respect to such balance sheet, for any absence of notes and the absence of normal year-end adjustments), upon which such calculation of the Seller's Retained Earnings as of the Closing Date was derived.

      4.24 Full Disclosure. All documents delivered by or on behalf of Seller in connection with this Agreement and the transactions contemplated hereby are true and complete and all such documents are authentic. The information furnished by or on behalf of Seller to Ionatron in connection with this Agreement and the transactions contemplated hereby do not contain any untrue statement of material fact and do not fail to state any material fact necessary to make the statements made, in the context in which they are made, not false or misleading. There is no fact which Seller has not disclosed to Ionatron in writing which adversely affects, or so far as Seller can now foresee, will adversely affect, the Business or condition (financial or other) of Seller or the ability of Seller to perform this Agreement.

SECTION 5. Representations and Warranties of the Buyer and Ionatron.

      The Buyer and Ionatron, jointly and severally, hereby represent and warrant to the Seller as follows:

      5.1 Corporate Organization and Good Standing. Each of the Buyer and Ionatron is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      5.2 Necessary Authority. Each of the Buyer and Ionatron has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of each of the Buyer and Ionatron. This Agreement has been duly executed and delivered by each of the Buyer and Ionatron and constitutes its valid and legally binding obligation, enforceable against each of the Buyer and Ionatron in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies.

      5.3 No Conflicts. The execution, delivery and performance of this Agreement by each of the Buyer and Ionatron and each of the Buyer's and Ionatron's respective consummation of the transactions contemplated herein, do not and will not (i) require the consent, approval, authorization, order, filing, registration or qualification of any Governmental Authority that has not been obtained, (ii) conflict with or result in any violation of or default under any provision of the respective Certificate of Incorporation or Bylaws of Buyer and Ionatron or of any mortgage, indenture, lease, contract or other agreement, instrument, permit, concession or grant to which the Buyer or Ionatron is a party or by which either of them or their respective properties are bound, or
(iii) violate any law, ordinance, rule, regulation, judgment, order or decree applicable to Buyer or Ionatron.

      5.4 Stock Consideration. The issuance, sale and delivery of the Stock Consideration has been duly authorized by all necessary corporate action on the part of Ionatron. Each of the shares of Ionatron Common Stock constituting the Stock Consideration, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.

      5.5 Listing of Ionatron Common Stock. Ionatron has not taken any action and is not aware of any facts that would result in the Ionatron Common Stock to be no longer quoted on the OTC.

      5.6 Broker and Intermediaries. Neither the Buyer nor Ionatron has employed any broker, finder, advisor or intermediary in connection with the transactions contemplated by this Agreement, which would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon consummation thereof, for which the Seller may be liable.

      5.7 Regulatory Compliance. Ionatron has duly filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act. At the time of their respective filing, such reports, statements and other documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents.

      5.8 Full Disclosure. None of the representations or warranties made by Ionatron or Buyer in this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements therein contained not misleading.

SECTION 6. Covenants.

      6.1 Piggyback Registration.

            (a) At any time that Seller beneficially owns any of the Registrable
Securities (as defined below), if Ionatron proposes to prepare and file with the Securities and Exchange Commission (the "Commission") one or more registration statements or post-effective amendments thereto covering equity or debt securities of Ionatron (other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form) (collectively, the "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least ten (10) days prior to the initial filing of each such Registration Statement, to the Seller. Upon the written request of Seller, made within five (5) days after receipt of the Notice, that Ionatron include any of Seller's Registrable Securities in the proposed Registration Statement, Ionatron shall, as to the Seller, effect the registration under the Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"); provided, however, that if, in the opinion of Ionatron's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by Ionatron, will exceed the maximum amount of Ionatron's securities which can be marketed or adversely affect the entire offering, then, subject to the provisions of Section 6.1(b) below, Ionatron may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register. The term "Registrable Securities" means (i) the Stock Consideration and (ii) any Ionatron Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Stock Consideration; provided that any such Stock Consideration or Ionatron Common Stock shall not be considered Registrable Securities at such time as all of such shares held by a holder may be freely traded (without registration under the Securities Act) under Rule 144 promulgated under the Securities Act or otherwise.

            (b) If securities are proposed to be offered for sale pursuant to a Registration Statement by security holders of Ionatron (other than the Seller) and the total number of securities to be offered by such other selling security holders and the Seller is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth in Section 6.1(a) above) the aggregate number of Registrable Securities to be offered by the Seller pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Seller) as the number of Registrable Securities beneficially owned by the Seller bears to the total original number of securities proposed to be offered by the Seller and other selling security holders, and in such event, no person or entity shall be entitled to sell any equity securities of Ionatron in such registration other than Ionatron, such other selling security holders and the Seller.

            (c) In the event of any registration of Registrable Securities shall be in connection with an underwritten public offering, the Seller shall not effect any sale of any such securities (other than as part of such public offering) during the period after such effective date as reasonably required by the managing underwriter of an underwritten offering, but in no event longer than the earlier of (i) the shortest period applicable to the officers, directors and stockholders holding 5% or more of the equity securities of Ionatron or (ii) 180 days.

      6.2 Employees. Ionatron shall offer to employ those current employees of the Seller listed on SCHEDULE 6.2 hereto on an "at will" basis for salaries or wages consistent with their levels immediately preceding the date hereof and with benefits comparable to similar situated employees of Ionatron and with recognition of their original date of hire with the Seller.

      6.3 Manufacturing Agreement. Simultaneously with the execution of this Agreement, Buyer shall, and the Seller shall cause North Star High Voltage to, enter into a manufacturing agreement in the form of Exhibit A annexed hereto ("Manufacturing Agreement").

      6.4 Books and Records. Promptly following the date hereof, the Seller shall deliver to Buyer (i) all books and records of the Seller related to the Business (other than the Excluded Business) and (ii) all financial and operating data and other information as to the history, ownership, operations, assets and liabilities of the Business (other than the Excluded Business) and the Seller.

      6.5 Assignment of Contracts and Rights.

            (a) With respect to any Assumed Contract or security clearance (i) which by its terms requires the consent, approval, novation and/or waiver of any third party to the assignment of such assumed contract from Seller to Buyer, or
(ii) the transfer or attempted transfer of which would constitute a breach or a violation of any applicable law, nothing in this Agreement shall constitute a transfer or attempted transfer thereof.

            (b) With respect to any Assumed Contract or security clearance subject to paragraph (a), above and as a material inducement for Buyer to enter into this Agreement, the Seller shall use its best efforts obtain all necessary consents and approvals as promptly as possible after Closing and:

                  (i) Effective as of the Closing Date, Buyer shall receive the claims, rights and benefits, and assume the corresponding obligations, under the such Assumed Contracts in accordance with this Agreement and, to the extent necessary, Seller and Buyer shall enter into arrangements, including, but not limited to, subcontracting, sub-licensing or sub-leasing arrangements, or other arrangements reasonably satisfactory to Buyer under which Seller would enforce such Assumed Contracts for the benefit of Buyer, with Buyer assuming Seller's rights and obligations, including any and all claims, rights and benefits of Seller against a third party thereto;


                  (ii) Commencing on the Closing Date and continuing thereafter, Seller shall promptly pay to Buyer all monies received by Seller under such Assumed Contracts (including with respect to receivables) or any claims, rights or benefits arising thereunder not assigned or transferred directly to Buyer;

                  (iii) Seller shall enter into arrangements reasonably satisfactory to Buyer to secure for Buyer use of all intellectual property rights (whether or not constituting Purchased Assets) necessary to perform under such Assumed Contracts in substantially the same manner as prior to Closing; and

                  (iv) Seller shall enter into arrangements reasonably satisfactory to Buyer, and to the extent legally permissible, under which Buyer shall obtain, effective as of the Closing Date, the benefits of such permits, authorizations, and security clearances as are necessary to operate the Business and perform any such Assumed Contract, without limitation, subcontracting, subleasing and sublicensing arrangements.

            (c) With respect to each Assumed Contract that is not transferred at the time of Closing, such Assumed Contract shall transfer automatically to Buyer, in accordance with all of the terms and provisions of this Agreement and such Assumed Contract, immediately upon the attainment of the consent described above.

      6.6 Delivery of Property Received by Seller or Buyer After Closing. From and after the date hereof, the Buyer shall have the right and authority to collect, for the account of the Buyer, all assets that shall be transferred or are intended to be transferred to the Buyer as part of the Purchased Assets as provided in this Agreement, and to endorse without recourse with the name of the Seller any checks or drafts received on account of any such assets. The Seller shall transfer or deliver to Buyer, promptly after the receipt thereof, any cash or other property that the Seller receives after the date hereof in respect of any assets transferred or intended to be transferred to the Buyer as part of the Purchased Assets under this Agreement. The Buyer shall transfer or deliver to the Seller, promptly after receipt thereof, any cash or other property that the Buyer receives after the date hereof in respect of any assets not transferred or intended to be transferred to the Buyer as part of the Purchased Assets under this Agreement.

      6.7 Buyer Appointed Attorney for Seller. The Seller, effective the date hereof, hereby constitutes and appoints the Buyer, its successors and assigns, the true and lawful attorney of the Seller in the name of either the Buyer or the Seller (as the Buyer shall determine in its sole discretion) but for the benefit of the Buyer to institute and prosecute all proceedings that the Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets as provided for in this Agreement. The Seller acknowledges that the foregoing powers are coupled with an interest and shall be irrevocable. The Buyer shall be entitled to retain for its own account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof. The Buyer agrees to act in good faith in seeking to collect, assert or enforce any claim against any third party in accordance with this Section 6.7. The Seller agrees to execute powers of attorney and such similar documents as may be required under the circumstances to give effect to the agreements of the parties contained in this Agreement.

      6.8 Further Assurances. From time to time after the date hereof, at the Buyer's request, the Seller (and its successors and assigns) shall execute, acknowledge and deliver to the Buyer such other instruments of conveyance and transfer and take such other actions and execute and deliver such other documents, certifications and further assurances as the Buyer may reasonably require in order to vest title more effectively in the Buyer, or to put the Buyer more fully in possession of, any of the Purchased Assets. Each party hereto shall cooperate with the other party hereto and execute and deliver to the other party such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

      6.9 Bulk Sales Compliance. Seller waives compliance by Buyer with the provisions of the bulk sales laws in connection with the purchase of the Purchased Assets. Seller and the Principal Stockholders, jointly and severally, hereby indemnify and hold Buyer harmless from, against and with respect to, and shall reimburse Buyer for any and all losses suffered or incurred by Buyer arising out of, relating to or by reason of such waiver or any noncompliance by Buyer with such laws. This indemnification is in addition to the indemnification provided pursuant to Section 7.

      6.10 Rule 144 Restrictions. Ionatron hereby agrees to comply with Rule 144 promulgated under the Securities Act and Other Securities Laws with respect to sales of shares of Ionatron Common Stock comprising the Stock Consideration that are permitted thereunder, and Ionatron shall not unreasonably withhold any requests to obtain legal opinions from its counsel with respect to the such permitted sales, if appropriate.

      6.11 Use of the Name "North Star Research". Following the Closing, neither the Principal Stockholders nor the Seller shall, directly or indirectly, use the name "North Star Research" or any derivative thereof; provided, however, the Principal Stockholders may continue to use the name "North Star High Voltage" after the Closing, subject to the provisions of Section 8 hereof.

      6.12 Retained Earnings. In the event that any of the Retained Earnings retained by Seller hereunder as part of the Excluded Assets are comprised of cash (rather than accounts receivable), each of Seller and the Principal Stockholders shall, jointly and severally, reimburse Buyer for any amounts comprising the accounts receivable set forth on the Financial Statements (to the extent such accounts receivable are not included in the Excluded Assets) that are not collected by Buyer in accordance with their terms. Without limiting the generality of the foregoing, each of Seller and the Principal Stockholders shall, jointly and severally, reimburse Buyer for any accounts receivables comprising the Warranty Reserve that are not collected by Buyer in accordance with their terms. Anything contained herein to the contrary notwithstanding, (i) Robert and Kathy Richter-Sand's aggregate liability under this Section 6.12 shall not exceed an amount equal to 9% of the Seller's and the Principal Stockholders' aggregate liability under this Section 6.12 and (ii) Richard and Karen Adler's aggregate liability under this Section 6.12 shall not exceed an amount equal to 91% of the Seller's and the Principal Stockholders' aggregate liability under this Section 6.12.

SECTION 7. Indemnification.

      7.1 Indemnification by Seller and the Principal Stockholders. Subject to the terms and conditions herein contained, from and after the date hereof, Seller and the Principal Stockholders, jointly and severally, shall indemnify and hold harmless each of Ionatron, Buyer, their affiliates, and their respective officers, directors, employees, agents, consultants, representatives and successors from and against any losses, obligations, deficiencies, liabilities, claims, damages, costs and expenses (including reasonable attorney's fees) (collectively, "Losses") which may be sustained or incurred by any of them and which arise out of or result from:

                  (i) any breach by Seller or the Principal Stockholders of any representation or warranty made by it or him in this Agreement or in any document to be executed by him or it in connection with this Agreement;

                  (ii) any failure by Seller or the Principal Stockholders to perform any of their obligations contained in this Agreement or in any document to be executed by it or him in connection with this Agreement;

                  (iii) the Excluded Liabilities; and/or

                  (iv) any claims or proceedings described on SCHEDULE 4.5.

This indemnification obligation shall also apply to claims directly by Buyer and/or Ionatron against the Seller and/or the Principal Stockholders as well as to third party claims.

      7.2 Indemnification by Buyer and Ionatron. Subject to the terms and conditions herein contained, from and after the date hereof, each of Buyer and Ionatron, jointly and severally, shall indemnify and hold harmless Seller from and against any Losses which may be sustained or incurred by Seller and which arise out of or result from:

                  (i) any breach by Buyer or Ionatron of any representation or warranty made by either of them in this Agreement or in any document to be executed by either of them in connection with this Agreement;

                  (ii) any failure by Buyer or Ionatron to perform any of their respective obligations contained in this Agreement or in any document to be executed by either of them in connection with this Agreement; and/or

                  (iii) the Assumed Liabilities.

This indemnification obligation shall also apply to claims directly by Seller against Buyer and/or Ionatron as well as to third party claims.

      7.3 Third Party Claims. Promptly after receipt by any party entitled to indemnification under this Section 7 ("Indemnitee") of written notice of the assertion of a claim or the commencement of any action, litigation or proceeding by any third party (a "Third-Party Claim") with respect to any matter for which indemnification is or may be owing pursuant to subparagraph 7.1 or 7.2, the Indemnitee shall give written notice thereof (the "Indemnification Notice") to the party or parties obligated to provide indemnification ("Indemnitor"; provided, however, that failure of the Indemnitee to give the Indemnitor the Indemnification Notice as provided herein shall not relieve the Indemnitor of any of its obligations hereunder unless the Indemnitor shall have been materially prejudiced thereby. The Indemnitor shall have the right, at its option and at its own expense, to participate in or, by giving notice to the Indemnitee no later than 20 days after delivery of the Indemnification Notice, to take control of, the defense, negotiation and/or settlement of any such Third-Party Claim with counsel reasonably satisfactory to the Indemnitee. The Indemnitee shall have the right to participate in the defense, negotiation and/or settlement of any such Third-Party Claim with counsel of its own choosing. Notwithstanding the foregoing, with respect to any such Third-Party Claim, the defense, negotiation and/or settlement of which the Indemnitor has taken control, the Indemnitee shall have the right to retain separate counsel to represent it, and the Indemnitor shall pay the reasonable fees and expenses of such separate counsel, if the named parties to any such Third Party Claim include both the Indemnitee and Indemnitor and the Indemnitee reasonably determines that defenses are available to it that are unavailable to the Indemnitor. The Indemnitor and the Indemnitee shall each cooperate with and render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any such Third Party Claim or proceeding, which assistance shall include, without limitation, making appropriate personnel reasonably available for any discovery or trial. If the Indemnitor fails or refuses to undertake the defense of any such Third-Party Claim within 20 days after delivery of the Notice, the Indemnitee shall have the right to take exclusive control of the defense, negotiation and/or settlement of such Third-Party Claim at the Indemnitor's expense. Neither the Indemnitor nor the Indemnitee shall settle or compromise any Third-Party Claim without the consent of the other, which consent shall not be unreasonably withheld.

      7.4 Limitations on Indemnification.

            (a) Notwithstanding anything contained in this Agreement to the contrary, the Indemnitor's liability for indemnity under this Section 7 shall be limited to an amount equal to the sum of (the "Indemnity Cap"): (i) the Cash Consideration and (ii) the product of (x) the number of shares constituting the Stock Consideration multiplied by (y) the average closing price for Ionatron Common Stock on the OTC (or other exchange, if applicable) for the three (3) consecutive Trading Days immediately preceding the date that such claim for indemnification is made (the "Per Share Indemnification Value"); provided, however, that (i) Robert and Kathy Richter-Sand's aggregate liability for indemnification under this Section 7 shall not exceed an amount equal to 9% of the Indemnity Cap and (ii) Richard and Karen Adler's aggregate liability for indemnification under this Section 7 shall not exceed an amount equal to 91% of the Indemnity Cap.

            (b) Notwithstanding anything contained in this Agreement to the contrary, the Indemnitor shall not be liable in respect of any indemnification obligation arising under this Section 7 with respect to any individual Loss unless such Loss exceeds $5,000, in which case the Indemnitor shall be liable for the full amount of such Loss.

            (c)  Notwithstanding  anything  contained  in this  Agreement to the
contrary,   the   Indemnitor   shall  have  no  liability   for  any  claim  for
indemnification   under  this   Section  7  unless  the   Indemnitee   gives  an
Indemnification Notice with respect thereto within two (2) years after the Closing Date.

      7.5 Satisfaction of Indemnification Obligations. Any liability of the Seller and the Principal Stockholders for indemnification under this Section 7 may be satisfied, at the discretion of the Seller and the Principal Stockholders, (i) by the payment of cash and/or (ii) by the return of an amount of the Stock Consideration equal to the amount of such liability, which Stock Consideration shall be valued at its Per Share Indemnification Value for purposes of this Section 7.

SECTION 8. Noncompete; Confidentiality.

      8.1 Noncompete Covenant.

            (a) Each of the Seller (on behalf of its and on behalf of its subsidiaries and affiliates), North Star High Voltage and the Principal Stockholders hereby agrees for a period of five (5) years after the Closing Date, not to, directly or indirectly, (i) engage or become interested in any business (whether as owner, manager, operator, licensor, licensee, lender, guarantor partner, stockholder, joint venturer, employee, consultant or otherwise) or render any services to any business competitive with the Business (other than the Excluded Business) or any business of Ionatron and/or its subsidiaries, other than as a holder for investment purposes only of not more than one percent (1%) of the publicly-traded capital stock of any corporations engaged in such businesses; provided, however, that subject to the confidentiality restrictions set forth in Section 8.2 hereof, the restrictive covenant set forth in this clause (i) shall not apply to any business described in SCHEDULE 8.1(A) in the event that (A) neither Ionatron nor any of its subsidiaries are then engaging in such business or are projected to engage in such business within the succeeding twelve (12) month period (provided that such engagement has been approved by Ionatron's Board of Directors and provided further that following the expiration of such twelve (12) month period, Ionatron shall no longer be deemed to be projected to engage in such business unless
Ionatron shall have engaged in any research and development, sales and/or marketing activities with respect to such business during such twelve (12) month period) and (B) such business is approved by Ionatron as an exception to the restrictive covenant set forth in this clause (i), which approval shall not be unreasonably withheld, or (ii) take any other action which constitutes an interference with or a disruption of Buyer's or Ionatron's operation of the Business (other than the Excluded Business) or Buyer's or Ionatron's use, ownership and enjoyment of the Purchased Assets after the Closing Date. At no time during the term of the noncompete covenant set forth in this Section 8.1 or thereafter shall any of the Seller, North Star High Voltage or the Principal Stockholders, directly or indirectly, disparage the commercial, business or financial reputation of Ionatron or any of its subsidiaries.

            (b) For purposes of clarification, but not of limitation, each of the Seller (on behalf of its and on behalf of its subsidiaries and affiliates), North Star High Voltage and the Principal Stockholders acknowledges and agrees that the provisions of Section 8.1(a) above shall serve as a prohibition against it or he, during the period described therein, directly or indirectly, hiring, offering to hire, enticing away or in any other manner persuading or attempting to persuade any officer, employee, agent, lessor, lessee, licensor, licensee, customer, prospective customer or supplier of the Business (other than the Excluded Business) or any business of Ionatron and/or its subsidiaries to discontinue or alter his or its relationship such business.

            (c) The parties hereto hereby acknowledge and agree that (i) Buyer and Ionatron would be irreparably injured in the event of a breach by the Seller, North Star High Voltage or any of the Principal Stockholders of any of their obligations under this Section 8.1, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) Buyer and Ionatron shall be entitled to injunctive relief, in addition to any other remedy which it may have, in the event of any such breach. It is hereby also agreed that the existence of any claims which Seller, North Star High Voltage or the Principal Stockholders may have against Buyer or Ionatron, whether under this Agreement or otherwise, shall not be a defense to the enforcement by Buyer or Ionatron of any of the rights under this Section 8.1.

            (d) It is the intent of the parties hereto that the covenants contained in this Agreement shall be enforced to the fullest extent permissible under the laws of and public policies of each jurisdiction in which enforcement is sought (the Seller and the Principal Stockholders hereby acknowledge that said restrictions are reasonably necessary for the protection of Buyer and Ionatron). Accordingly, it is hereby agreed that if any one or more of the provisions of Section 8.1 shall be adjudicated to be invalid or unenforceable for any reason whatsoever, said provision shall be (only with respect to the operation thereof in the particular jurisdiction in which such adjudication is made) construed by limiting and reducing it so as to be enforceable to the extent permissible.

            (e) The provisions of this Section 8.1 shall be in addition to, and not in lieu of, any other obligations with respect to the subject matter hereof, whether arising as a matter of contract, by law or otherwise, including, but not limited to, any obligations which may be contained in any employment agreements, if any, between Buyer or Ionatron and the Principal Stockholders entered into at or after the Closing.

            (f) In furtherance of the foregoing, during the term of the covenants set forth in this Section 8.1, each of Seller, North Star High Voltage and the Principal Stockholders, on the one hand, and Buyer and Ionatron, on the other hand, hereby agree to use its or his commercially reasonably efforts to promptly refer all business relating to the other party's business coming to its or his attention to such other party.

      8.2 Confidentiality. On and after the Closing Date, unless otherwise authorized in writing by Ionatron, each of the Seller (on behalf of its and on behalf of its subsidiaries and affiliates), North Star High Voltage and the Principal Stockholders hereby agrees not to, at any time, directly or indirectly, use, communicate, disclose or disseminate any Confidential
Information. As used in this Section 8.2, the term "Confidential Information" shall mean any and all information (oral and written) relating to the Business (other than the Excluded Business) or the Purchased Assets, other than such information which can be shown by the disclosing party to be in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain) other than as the result of a breach of the provisions of this Section
8.2 including, but not limited to, information relating to: proprietary information, technical data, trade secrets, know-how, other intellectual property rights, identity and description of goods and services used; purchasing; costs; pricing; equipment; technology; research; test procedures and results; customers and prospects; personnel matters, business plans and projections, customer or visitor data, marketing; and selling and servicing.

SECTION 9. Definitions. All capitalized words or expressions used in this Agreement and not otherwise defined herein (including the Schedules annexed hereto) shall have the meanings specified in this Section 9 (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      9.1 "Closing" shall mean the closing of the purchase and sale transaction contemplated by this Agreement.

      9.2 "Closing Date" shall mean the time and date of the Closing.

      9.3 "GAAP" shall mean United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied.

      9.4 "Person" shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization, or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      9.5 "Tax" shall mean any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs, duties, capital stock, franchise, licensing, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      11.6 "Tax Return" shall mean all federal, state, local, foreign and other Tax returns and reports, information returns, statements, declarations, estimates, schedules, notices, notifications, forms, elections, certificates or other documents Seller is required to file or submit to any governmental body with respect to the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax; including any amendments thereto.

SECTION 10. General.

      10.1 Disclosure. The parties hereto shall consult with each other prior to issuing any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with news media, and none of the parties hereto shall issue any such press release or make any such public statement prior to such consultation.

      10.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the earlier of the date delivered or mailed if delivered personally, by overnight courier or mailed by express, registered or certified mail (postage prepaid, return receipt requested) or by facsimile transmittal, confirmed by express, certified or registered mail, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

         If to Buyer or Ionatron:           Ionatron, Inc.
                                            3590 East Columbia
                                            Tucsan, AZ  85714
                                            Attn:  Thomas Dearmin
                                            Fax:  (520) 622-3835

         with a copy to:                    Blank Rome LLP
         (which copy shall not              405 Lexington Avenue
         constitute notice):                New York, New York 10174
                                            Attn:  Robert J. Mittman, Esq.
                                            Fax: (212) 885-5001

         If to Seller or the Principal
         Stockholders, to:                  Attn: Richard Adler
                                            North Star Research Corporation
                                            9131 Mabry NE
                                            Albuquerque, NM 97109

                                            AND

                                            Robert Richter-Sand
                                            14514 Hilldale NE
                                            Albuquerque, NM 87123

         with a copy to                     Barry H. Barnett, P.C.
         (which copy shall not              P.O. Box 6584
         constitute notice):                Albuquerque, NM 87197-6584
                                            Attn: Barry H. Barnett, Esq.
                                            Fax: 270-626-2508


      10.3 Assignment, Successors and Assigns. This Agreement may not be assigned by either party hereto without the express written consent of the other party hereto (which consent may be granted or withheld in the sole discretion of such party). This Agreement shall be binding upon and inure to benefit of the parties hereto and their respective permitted successors and assigns and, except as set forth herein, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

      10.4 Applicable Laws; Jurisdiction.

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

            (b) Each of Ionatron and Buyer hereby irrevocably agrees that any lawsuit commenced by such party against Seller and/or the Principal Stockholders in connection with any dispute arising out of or relating to this Agreement or the transactions contemplated hereby (each, a "Buyer Lawsuit") shall be brought by Ionatron and/or Buyer, as the case may be, solely in a federal or state court located within the State of Arizona, and, in connection with each Buyer Lawsuit, each of Buyer, Ionatron, the Seller and the Principal Stockholders irrevocably agrees to submit to the exclusive jurisdiction of any federal or state court located within such State and irrevocably waives, to the fullest extent permitted by applicable law, any objection which he, she or it may now or hereafter have to the laying of venue of any Buyer Lawsuit brought in such court or any defense of inconvenient forum for the maintenance of such Buyer Lawsuit in such court.

            (c) Each of the Seller and the Principal Stockholders hereby irrevocably agrees that any lawsuit commenced by such party against Buyer or Ionatron in connection with any dispute arising out of or relating to this Agreement or the transactions contemplated hereby (each, a "Seller Lawsuit") shall be brought by the Seller and/or the Principal Stockholders, as the case may be, solely in a federal or state court located within the County of New York, State of New York, and, in connection with each Seller Lawsuit, each of Buyer, Ionatron, the Seller and the Principal Stockholders irrevocably agrees to submit to the exclusive jurisdiction of any federal or state court located with the County of New York, State of New York and irrevocably waives, to the fullest extent permitted by applicable law, any objection which he, she or it may now or hereafter have to the laying of venue of any Seller Lawsuit brought in such court or any defense of inconvenient forum for the maintenance of such Buyer Lawsuit in such court.

      10.5 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

      10.6 Headings. The headings in the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect the meaning or interpretation hereof.

      10.7 Amendment, Waiver, Discharge of the Agreement. This Agreement may not be amended, released or discharged except by an instrument in writing signed on behalf of each of the parties hereto. The failure of a party to enforce any provision of this Agreement shall not be deemed a waiver by such party of any other provision or subsequent breach of the same or any other obligation hereunder.

      10.8 Survival of Representations and Warranties. Each of the parties hereto agrees that the representations and warranties of the Seller and the Principal Stockholders, on the one hand, and Buyer and Ionatron, on the other hand, shall survive the date hereof and all covenants and agreements of the parties shall survive in accordance with their respective terms.

      10.9 Expenses. Each party hereto shall be responsible for its own legal, accounting and similar fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby.

      10.10 Execution of Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

                            [Signature page follows]

      IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the day and year first above written.

SELLER:                                             IONATRON:
------                                              --------

NORTH STAR RESEARCH CORPORATION                     IONATRON, INC.


By: /s/ Richard J. Adler                            By: /s/ Thomas C. Dearmin
   ---------------------                                -----------------------
   Name: Richard J. Adler                               Name:  Thomas C. Dearmin
   Title:   President                                   Title: President and CEO


PRINCIPAL STOCKHOLDERS:                             BUYER:
----------------------                              ------

                                                    NORTH STAR RESEARCH
                                                    ACQUISITION CORP.
/s/ Richard J. Adler
--------------------
Richard Adler
                                                    By: /s/ Thomas C. Dearmin
                                                        ------------------------
/s/ Karen Adler                                         Name:  Thomas C. Dearmin
---------------                                         Title: President and CEO
Karen Adler

/s/ Robert Richter-Sand
-----------------------
Robert Richter-Sand


/s/ Kathy Richter-Sand
----------------------
Kathy Richter-Sand


AGREED TO AND ACCEPTED
BY WITH RESPECT TO
SECTION 8 HEREOF:

NORTH STAR HIGH VOLTAGE

By: /s/ Richard J. Adler
    --------------------
    Name:  Richard J. Adler
    Title: President

Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of omitted schedules and exhibits to the Asset Purchase Agreement. Ionatron, Inc. agrees to provide complete copies of the foregoing schedules upon request.

           Schedule 1.1(i)               Tangible Personal Property
           Schedule 1.1(ii)              Inventory
           Schedule 1.1(iii)             Assumed Contracts
           Schedule 1.1(iv)              Governmental Authorizations
           Schedule 1.1(vi)              Software
           Schedule 1.1(vii)             Intellectual Property Rights
           Schedule 1.1(ix)              Warranty Reserve and Retained Earnings
           Schedule 1.2(i)               Excluded Patents
           Schedule 1.2(vi)              Excluded Retained Earnings
           Schedule 1.2(viii)            Other Excluded Assets
           Schedule 3.2(b)               Stock Consideration
           Schedule 4.3                  No Conflicts
           Schedule 4.5                  Legal Proceedings
           Schedule 4.6                  Financial Statements
           Schedule 4.7                  Undisclosed Liabilities
           Schedule 4.8                  Absence of Changes
           Schedule 4.9                  Tax Returns
           Schedule 4.11                 Contracts
           Schedule 4.12(m)              Audits
           Schedule 4.12(n)              Settlement Agreements
           Schedule 4.13                 Accounts Receivable
           Schedule 4.14                 Inventory
           Schedule 4.15                 Intangible/Inventions
           Schedule 4.16                 Systems and Software
           Schedule 4.17                 Governmental Approvals; Consents
           Schedule 4.18                 Products and Services
           Schedule 4.20                 Employee Arrangements
           Schedule 4.23                 Retained Earnings
           Schedule 6.2                  Employment Offers
           Schedule 8.1(a)               Exceptions to Noncompete Covenant

           Exhibit A                     Manufacturing Agreement